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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    March 25, 2004
                                                  ------------------------------



                                 Drilling, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Nevada                         000-33625              87-0618509
----------------------------      ------------------------   -------------------
(State or Other Jurisdiction      (Commission File Number)   (IRS Employer
 of Incorporation)                                           Identification No.)



         24 Corporate Plaza, Suite 180, Newport Beach, California 92660
         --------------------------------------------------------------
             (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:    (949) 720-4627
                                                    ----------------------------


            1981 East Murray Holiday Road, Salt Lake City, Utah 84117
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         (a) On March 25, 2004, Pivx Solutions, LLC, a California limited liability company ("Pivx"), completed the initial closing of a reverse acquisition of the Registrant pursuant to which the Registrant will acquire all of the outstanding membership interests of Pivx in exchange for a controlling interest in the Registrant (the "Reorganization"). Pursuant to the Securities Purchase Agreement and Plan of Reorganization dated March 10, 2004 by and among the Registrant, Pivx and the members of Pivx (the "Purchase Agreement"), the Registrant issued 1.55 shares of its common stock for each Pivx membership interest transferred to the Registrant by each Pivx member at the initial closing. As of the initial closing, the Pivx members transferred 9,898,250 membership interests (representing approximately 99.0% of the total Pivx membership interests outstanding) to the Registrant in exchange for 15,342,289 shares of common stock of the Registrant (representing approximately 72.6% of the total shares of the Registrant's capital stock outstanding). The Registrant expects to acquire the remaining Pivx membership interests outstanding in subsequent closings pursuant to the terms of the Purchase Agreement.

          Pivx is a network security solutions company providing security software and consulting services to a variety of businesses and governmental agencies, including: Microsoft, Boeing, GMAC, the University of California, Sony and ICIIP. Pivx offers consulting and advisory services specifically tailored to meet the individual needs of its customers as well as classroom seminars for coding engineers and managers focused on developing secure software.

         The Purchase Agreement also provided that Jason Thomsen would resign as sole director effective as of the initial closing and be replaced by Robert Shively, Geoff Shively, D. Glen Raiger and Wes Nichols as the directors of the Registrant. In addition, the following individuals were appointed to serve as officers of the Registrant:

            NAME OF OFFICER                     POSITION
            ---------------                     --------

            Robert Shively       Chairman of the Board, Chief Executive Officer,
                                 and President.

            Geoff Shively        Chief Technology Officer

            Kenneth Dill         Chief Financial Officer, Chief Operating
                                 Officer and Secretary

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Please see Item 1 above.

ITEM 5.  OTHER EVENTS.

         Within approximately the next 30 days, the Registrant expects to change its name to PivX Solutions, Inc.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)-(b) Financial Statements and Pro Forma Financial Information.
                 ---------------------------------------------------------

                 The Registrant intends to file the required financial statements and pro forma financial information by way of an amendment to this Form 8-K on or before June 8, 2004.

         (c)     Exhibits.
                 ---------

                 2.1 Securities Purchase Agreement and Plan of Reorganization dated March 10, 2004 by and among the Registrant, Pivx, and the members of Pivx.

                 99.1 Press Release dated March 26, 2004

ITEM 9.  REGULATION FD DISCLOSURE.

         On March 26, 2004, the Registrant issued a press release. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Drilling, Inc.
                                        (Registrant)


Date:  April 8, 2004                    By: /s/  Robert Shively
                                        -------------------------------------
                                        Robert Shively,
                                        President and Chief Executive Officer


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